                AGREEMENT to PURCHASE and USE T-HEXX CONCENTRATE
                                       and
                               T-HEXX(R) TRADEMARK













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T-HEXX" LICENSE and USE AGREEMENT                                         Page-i
================================================================================



                AGREEMENT to PURCHASE and USE T-HEXX CONCENTRATE
                                       and
                                T-HEXX" TRADEMARK

TABLE OF CONTENTS


1. GRANT OF LICENSE..........................................................  1

2. OWNERSHIP OF MARKS........................................................  1

3. ADVERTISING COPY/LABELING.................................................  2

4. QUALITY MAINTENANCE.......................................................  2

5. FORM OF USE...............................................................  3

6. USE FEE...................................................................  3

7. INFRINGEMENT PROCEEDINGS..................................................  4

8. TERM......................................................................  4

9. TERMINATION OF LICENSE FOR NOT ABIDING BY MINIMUM PURCHASES...............  4

10. TERMINATION..............................................................  4

11. EFFECT OF TERMINATION....................................................  5

12. SUPPLY OF T-HEXX CONCENTRATE.............................................  5

13. PATENT LICENSE TO USE....................................................  6

14. INDEMNIFICATION AND INSURANCE............................................  6

15. FORCE MAJEURE
 .............................................................................  6

16. GENERAL PROVISIONS.......................................................  6
         a. Assignment.......................................................  7
         b. Entire Agreement.................................................  7
         c. Not a franchise..................................................  7

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T-HEXX" LICENSE and USE AGREEMENT                                        Page-ii
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         d. Surviving Clauses................................................  7
         e. Waiver...........................................................  7
         f. Controlling Law and Place of Suit................................  7

Exhibit A....................................................................  9

Exhibit B.................................................................... 10

Exhibit C.................................................................... 11

Exhibit D.................................................................... 14

Exhibit E.................................................................... 15

Exhibit F.................................................................... 17








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T-HEXX" LICENSE and USE AGREEMENT                                         Page-1
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This Agreement entered into on the 1st day of January, 2001, between:

Hydromer, Inc. ("Hydromer"), a corporation organized and existing under the laws of New Jersey, located at 35 Industrial Parkway, Branchburg, N.J., U.S.A

and

LHS Limited and LHS Holding Limited, English registration 2469440, dba KLEENCARE, with its registered offices at Duke Ave., Stanley Green Cheadle Hulme, Cheshire SK8 6RB. ("Kleencare").

Hydromer is the owner of the trademarks and service marks (the "Marks"), and applications and registrations for the Marks, listed in Exhibit A. Kleencare desires to use the Marks in connection with its business. In consideration of the foregoing and of the mutual promises set forth in this agreement, the parties agree as follows:


1. GRANT OF LICENSE

In consideration of US$_____ and other consideration herein, Hydromer grants to Kleencare a non-exclusive, non-transferable license, without the right to sub-license, to use the Marks in connection with the manufacture and sales of the goods listed in Exhibit B within the sovereigns of:

                  Germany, France, Netherlands, Belgium, Luxembourg, United Kingdom, Ireland, Austria, Switzerland.

Kleencare accepts the license subject to the following additional terms and conditions.

2. OWNERSHIP OF MARKS

Kleencare acknowledges that Hydromer owns the Marks and agrees that it will do nothing inconsistent with such ownership, including but not limited to selling any product that competes with the goods or services in Exhibit B. All uses of the Marks by Kleencare shall inure to the benefit of, and be on behalf of Hydromer. Hydromer will provide any data which is then in existence to aid Kleencare to register products carry the Marks appropriate governmental authorities.

Nothing in this license shall give Kleencare any right, title, or interest in the

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T-HEXX" LICENSE and USE AGREEMENT                                         Page-2
================================================================================

Marks, other than the right to use the Marks in accordance with the terms of this license. Kleencare will not attack the title of Hydromer to the Marks or attack the validity of this license.

3. ADVERTISING COPY/LABELING

Hydromer at it's own expense will provide all advertising copy and creative works in the English language (which Hydromer claims are copyrights of Hydromer) to Kleencare. Kleencare shall not, without written permission, place advertisements, develop sales material, communicate clinical results or otherwise develop any communications to third parties relating to the Marks or the goods/services on which the Marks are used including the labeling and labels used on or with the goods and services. Kleencare will be allowed, upon the written approval of Hydromer, to modify the copy with respect to the European market. Kleencare will have the right to propose advertising copy for approval by Hydromer Labeling and Advertising Guidelines in Exhibit E shall be followed.

Hydromer shall promptly review all proposed marketing and advertising material received from Kleencare with 3 business days of receipt and provide Kleencare with either an approval or requirements for changes.

4. QUALITY MAINTENANCE

The nature and quality of all services rendered and goods sold by Kleencare in connection with the Marks shall conform to standards set by Hydromer. Standards for product formulation and testing are attached as Exhibit C. Any changes in the formulation and/or testing shall be on an amendment signed by both parties.

Hydromer will guarantee the physical and chemical stability of the T-Hexx concentrate supplied to Kleencare. Kleencare guarantees not to modify the finished product formulations without the expressed written approval of Hydromer and further agrees to provide Hydromer with the results of any tests performed on T-HEXX"ORO dip.

Kleencare will meet all quality aspects of the formulations made by Kleencare and will permit reasonable inspection of Kleencare's operation. Kleencare will supply Hydromer with specimens and test results for each batch of product which carries the Marks with 14 working days on a reporting format attached as Exhibit F or such other format IF approved in writing by Hydromer.

UNDER NO CIRCUMSTANCES WILL KLEENCARE RELEASE ANY BATCH OF T-HEXX PRODUCTS FOR SALE UNTIL THE TESTS SET FORTH IN EXHIBIT C ARE COMPLETED BY KLEENCARE.

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T-HEXX" LICENSE and USE AGREEMENT                                         Page-3
================================================================================

Until such release the batch(s) are to be quarantined. Any release of untested, partially tested or inaccurately tested Product is a material breach of this Agreement. Kleencare agrees that the safety and effectiveness of the T-HEXX goods made by Kleencare are the sole responsibility of Kleencare, however Hydromer has the right to take all reasonable steps to insure that its trademarks are not tainted, clouded or diluted by a poor quality T-HEXX product.

Any recall of a T-HEXX product shall be done at the expense of Kleencare unless the defect is caused by the T-HEXX concentrate supplied by Hydromer. The quality of the T-HEXX concentrate shall be determined by the retained samples kept at Hydromer.

KLEENCARE SHALL COMPLY WITH ALL APPLICABLE LAWS AND REGULATIONS AND OBTAIN ALL APPROPRIATE GOVERNMENTAL APPROVALS PERTAINING TO THE MANUFACTURE, TESTING, SALE, DISTRIBUTION, AND ADVERTISING OF GOODS AND SERVICES COVERED BY THIS LICENSE.

In the event that the quality of Kleencare's goods or services with which the Marks are used falls below acceptable standards established by Hydromer or any government within the territory, or Kleencare fails to submit samples and test results to Hydromer for each batch, at the sole and exclusive judgment of Hydromer, which shall be conclusive, Hydromer shall notify Kleencare in writing. Kleencare shall cure any deficiency in quality within thirty (30) days of receipt of such notice of deficiency from Hydromer. In the event that such deficiency is not cured within thirty (30) days, Hydromer shall have the right to terminate this agreement.

5. FORM OF USE

Kleencare will use the Marks only in the form and manner and with appropriate legends as prescribed from time to time by Hydromer, and will not use any other trademark or service mark in combination with any of the Marks without the prior written approval of Hydromer.

6. USE FEE

Kleencare agrees to pay a use fee for all uses of the Marks pursuant to the rate set forth in Exhibit D. The uses of the Marks and the payment of the use fee must be received by Hydromer within 45 days after the end of any calendar quarter. In the event Exhibit D contains minimum payments, said payments will be so included.

7. INFRINGEMENT PROCEEDINGS

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T-HEXX" LICENSE and USE AGREEMENT                                         Page-4
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Kleencare agrees to notify Hydromer of any unauthorized use of the Marks by others as soon as it comes to Kleencare's attention. Hydromer shall have the right and discretion to bring infringement or unfair competition suit or proceedings involving the Marks. In the event Hydromer fails to bring such suit or proceeding, Kleencare at its cost, shall have the right to bring such suit or proceedings after a 60 day written notice to Hydromer.

8. TERM

This agreement shall continue in full force unless sooner terminated as provided for in this agreement.

9. TERMINATION OF LICENSE FOR NOT ABIDING BY MINIMUM PURCHASES

Starting with the quarter beginning January 1, 2001, and for each quarter thereafter, the quarterly minimum purchases of T-Hexx concentrate shall be as set forth in Exhibit D. ("the Minimum"). Hydromer reserves the unilateral right to terminate this agreement if the Minimums are not met after a 15 day written notice. Kleencare may nullify the effect of this notice if it pays an amount computed by multiplying .75 times the shortfall in the quarterly minimum purchase time the unit price + use fee. The shortfall shall be the actual purchase in a quarter subtracted from the minimum purchase for the same quarter.

10. TERMINATION FOR OTHER REASONS

Either party shall have the right to terminate this agreement upon thirty (30) days' written notice to Kleencare in the event of any affirmative act of insolvency by the other party, or upon the appointment of any receiver or trustee to take the possession of the properties of such other party, or upon the winding up, sale, consolidation, merger, change of control or any other sequestration by governmental authority of such other party.

In addition Hydromer shall have the right to terminate this agreement upon thirty (30) days written notice if Kleencare attains a total receivable to Hydromer in the amount over US$50,000 for more then 60 days for any product purchased or use fee owed or upon breach of any of the provisions of this agreement by Kleencare.

Hydromer may also terminate this Agreement if Kleencare commits a material breach and such breach is not cured after a 30 day notice is sent to Kleencare by Hydromer.

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T-HEXX" LICENSE and USE AGREEMENT                                         Page-5
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Kleencare shall have the right to terminate this Agreement before December 31,
2002 for any reason upon a the payment of US$100,000 to Hydromer. Afterwards, Kleencare may terminate this Agreement by the a 90 day written notice to Hydromer.

11. EFFECT OF TERMINATION

Upon termination of this agreement Kleencare agrees to immediately discontinue all use of the Marks and any term similar to the Marks. Kleencare agrees to delete the similar term or Mark from its corporate or business name, to cooperate with Hydromer or its appointed agent to apply to the appropriate authorities to cancel recording of this agreement from all governmental records, and to destroy all printed material bearing any of the Marks. Kleencare agrees that all rights in the Marks and the goodwill connected with those Marks shall remain the property of Hydromer.

As an exception to the previous paragraph Kleencare shall have 90 days to liquidate the then existing inventory of T-HEXX Teat Dip which comply with all the standards in this Agreement including but not limited to testing and releasing.

12. SUPPLY OF T-HEXX CONCENTRATE

HYDROMER will make the patented T-HEXX 12% concentrate available to Kleencare at US$____ per kg., NOT INCLUDING USE FEES, in minimum orders of 1000 kg., FOB Branchburg, NJ, USA.

Hydromer reserves the right to increase the price at a rate not to exceed the increase in the CPI for Northern New Jersey with October 1, 2000 being the base. Hydromer will give Kleencare a 60 day written notice of any increase. In the event that the cost increase ratio of any raw material which Hydromer purchases exceeds the CPI for Northern New Jersey, Hydromer may pass this additional incremental cost to Kleencare.

All invoices from Hydromer to Kleencare must be paid in 60 days time being of the essence. If Kleencare fails to pay an invoice in 90 days from the receipt of an invoice, such omission is a material breach of this Agreement.

13. PATENT LICENSE TO USE.

Kleencare recognizes and agrees that the T-Hexx concentrate formula uses art taught by patents 4,642,267; 4,769,013 and other patents and patent applications that are now in existence or will be in existence in any country throughout the world. Nothing herein is intended to grant a license to make, sell, offer for sale or import any chemical or concentrate covered by any Hydromer

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T-HEXX" LICENSE and USE AGREEMENT                                         Page-6
================================================================================

patents, patent applications or trade secrets, but only the exclusive right to use T-Hexx concentrate to make the goods set forth in Exhibit B and selling the goods with the Marks set forth in Exhibit A.

14. INDEMNIFICATION AND INSURANCE

Kleencare indemnifies Hydromer from all damages resulting from Kleencare's products or services. Kleencare agrees that it will obtain, at its own expense, product liability insurance from a recognized insurance company, providing adequate protection (at least in the amount of US$5,000,000/$10,000,000), against any claims, suits, loss, and damage (including reasonable attorneys' fees arising out of any alleged defects in the goods and services listed in Exhibit B.

As proof of such insurance, a fully paid certificate of insurance will be submitted to Hydromer by Kleencare for Hydromer's prior approval before any of the goods and services listed in Exhibit B are distributed or sold, and at the latest within thirty (30) days after the commencement of the term of this agreement. Any proposed change in certificates of insurance shall be submitted to Hydromer for its prior approval. Hydromer shall be entitled to a copy of the then prevailing certificate of insurance, which shall be furnished to Hydromer by Kleencare.

15. FORCE MAJEURE

If either party shall be prevented from performing its obligations due to an act or omission of a government within the territory or an "act of god" they shall be excused from such performance while such act or omission is in effect and for 1 day thereafter. This paragraph cannot be invoked by Kleencare if any submission by Kleencare to a government or a governmental agency regarding T-HEXX finished products is incomplete or inaccurate.

16. GENERAL PROVISIONS


         a. Assignment

         This agreement shall be binding upon the parties' respective successors and permitted assignees. Kleencare may not assign this agreement or any rights or obligations under this agreement without the prior written consent of Hydromer, and any such attempted assignment shall be void. A change of control of Kleencare is considered to be an assignment.

         b. Entire Agreement

         This agreement contains the entire understanding of the parties and

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T-HEXX" LICENSE and USE AGREEMENT                                         Page-7
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         supersedes all prior written or verbal agreements or representations.
         No change or waiver of any provision of this agreement shall be valid unless in writing and signed by the party against whom such change or waiver is sought to be enforced. Any signing by Hydromer, Inc. must be done by the President of the corporation. No employee, agent, or representative of either party has authority to bind such party by any oral representation or warranty.

         c. Not a franchise

         The parties agree that this Agreement shall not be considered a franchise and any provision of any state law to the contrary is hereby waived by both parties to the maximum extent allowed by law.

         d. Surviving Clauses.

         If a court deems or declares invalid or unenforceable any clause or provision of this agreement, all other terms and provisions shall remain in full force and effect.

         e. Waiver

         No delay or omission by Hydromer to exercise any right or power under this agreement shall impair any such right or power or be construed as a waiver.


         f. Controlling Law and Place of Suit

         This agreement shall be subject to and shall be interpreted according to the laws of the New Jersey and both parties agree to the jurisdiction thereof. The United Nations Convention on Contracts for the International Sale of Goods and any other like law, statute or convention is explicitly disclaimed by both parties.

         The parties have executed this agreement in duplicate by their respective authorized representatives.


Hydromer, Inc.



By: /s/ Manfred F. Dyck
   --------------------------

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T-HEXX" LICENSE and USE AGREEMENT                                         Page-8
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      Manfred F. Dyck

Title:President and CEO





LHS Holding Company on behalf of LHS Limited and Kleencare

BY:
   ----------------------------


TITLE:
      ----------------








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T-HEXX" LICENSE and USE AGREEMENT                                         Page-9
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Exhibit A


                                            T-HEXX(R)ORO





Exhibit B

Licensed for use on the following goods:


Polymeric Film Former for Teats of Fresh Cows ("in milk").





Exhibit C

T-HEXX" ORO Dip FORMULATION





Exhibit C

T-HEXX" ORO Dip Manufacturing Specifications





Exhibit C

T-HEXX" ORO Acceptance Test Parameters


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T-HEXX" LICENSE and USE AGREEMENT                                        Page-10
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Exhibit D

(use fees)



US$_____ per Kg. of T-Hexx 12% concentrate purchased by Kleencare in addition to the standard price. All purchase of T-Hexx concentrate from Hydromer shall be on non cancelable purchase order for a minimum quantity of 1000 kg with at least a 3 week notice, Kleencare to supply (or pay of) containers/drums. Hydromer shall supply and affix T-Hexx labels on the containers of concentrate.

Minimum quarterly purchases shall be:

1/1/2001-3/31/2001                                            1,000 Kg.

4/1/2001-6/30/2001                                            1,000 Kg.

7/1/2001-9/30/2001                                            1,000 Kg.

10/1/2001-12/31/2001                                                  1,000 Kg.

1/1/2002-3/31/2002                                            2,000 Kg.

4/1/2002-6/30/2002                                            2,000 Kg.

7/1/2002-9/30/2002                                            2,000 Kg.

10/1/2002-12/31/2002                                                  2,000 Kg.

1/1/2003-3/31/2003                                            5,000 Kg.

4/1/2003-6/30/2003                                            5,000 Kg.

7/1/2003-9/30/2003                                            5,000 Kg.

10/1/2003-12/31/2003                                                  5,000 Kg.

and for each quarter
         thereafter                                                   5,000 Kg.


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T-HEXX" LICENSE and USE AGREEMENT                                        Page-11
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Exhibit E

Label Guidelines

Guidelines on Use of T-Hexx Trademark and the design of Product Labels

____ Do follow the first prominent use of the mark with a ". Its OK to put " or tm after each use thereafter but its not necessary.

____ Use the trademark as an adjective, not as a noun. Avoid such use as "put T-HEXX tm on the teat", say "put T-HEXX tm solution on the teat"

____ Don't confuse a trade mark with a tradename. Hydromer", Inc. is improper as the word Hydromer is being used to identify the Company. Conversely, Hydromer" cow teat dip would be identifying the PRODUCT as to its source. Then Hydromer is being used as a trademark.

____ Do give credit to all the trademarks of on the label. Example "Dermaseal" is a trademark of Hydromer, Inc."

____ Do not place unknown trademarks on a label. International graphics are in the public domain but each trademark on a label must be justified as to owner.

____ Don't string trademarks together. It confuses the consumer or buyer as to the source. Example of stringed trademarks "Fargo" T-Hexx tm teat dip"

____ On T-Hexx labels which represent a custom label for a distributor, the distributor's trademark should not exceed 150% of the size of the T-HEXX mark . A distribution trademark should never appear as if the source is the distributor.

____ Don't makeup or create trademarks. Before using a trademark it must be searched. A search generally runs US$250-$500 per class plus attorney's fees and takes 1-2 weeks for a comprehensive search in the USA. Foreign trademarks searches can run US$500 per country plus fees. Each distributor must use its own attorney for an opinion.

____ Avoid using the mark generically. Example. "T-Hexx that cow". The solution may not be T-Hexx.

____ Have a legal review of a printers' proof of the label. Hydromer's legal department MUST see the printer's proof before any labels are printed. Turnaround will no more then 48 hours and generally 4 hours or less from receipt of print proof (not a fax). Ask the printer for two proofs.

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T-HEXX" LICENSE and USE AGREEMENT                                        Page-12
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____ A label must have contamination warnings, must display the active ingredients and the FDA labeler code if assigned.

ADVERTISING GUIDELINES:





Exhibit F

Reporting Form (A substitute to this form is permitted AS LONG AS the reporting form contains the same data)



Batch Form (include with batch form a sample label to be used on the containers filled with goods from this batch.)


Batch #  Product Made  Date Made  Ph  SPG  Visc  Bio  Color  %Actives
------   ------------  --------   --  ---  ----  ---  -----  -------